                                                                   Exhibit 3.80

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: Professional Reimbursement Services, Inc.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 255 Business Center Drive, Horsham, PA 19044, Montgomery County Number and Street City State Zip County

(b) c/o: ____________________________________________________
Name of Commercial Registered Office Provider

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the -corporation is located-for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law of 1988.

4. The date of its incorporation is: November 13, 1991

5. (Check, and if appropriate complete, one of the following):

[x] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

[ ]  The amendment shall be effective on: ___________________ at

_________________________________________________ Date _________________ Hour

6. (Check one of the following):

[ ] The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. Section 1914(a) and (b).

[x] The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Section 1914(c).

7. (Check, and if appropriate complete, one of the following):

[x]  The amendment adopted by the corporation, set forth in full, is as follows:

     Article I is amended to read as follows: "The name of the corporation is "Coordinated Health Services, Inc."

[ ] The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

[ ] The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 1st day of June, 1992.

                                        PROFESSIONAL REIMBURSEMENT
                                        SERVICES, INC.
                                        (Name of Corporation)


                                        BY: /s/ William Steinberg, M.D.
                                            ------------------------------------
                                        TITLE: President


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                         CONSENT TO USE OF SIMILAR NAME
                               DSCB:17.3 (Rev. 90)

     Pursuant to 19 Pa. Code Section 17.3 (relating to use of a confusing similar name) the undersigned association, desiring consent to the use by another association of a name which is confusingly similar to its name, hereby certifies that:

1. The name of the association executing this Consent to Use of Similar Name is: Coordinated Health Services, Ltd.

2. The (a) address of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) 255 Business Center Drive, Horsham, PA 19044 Montgomery County Name and Street City State Zip County

     (b)  c/o: _____________________________________________________
          Name of Commercial Registered Office Provider County

     For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

3.   The date of its incorporation or other organization is: June_ 30, 1978

4.   The statute under which it was incorporated or otherwise organized is:
     Pennsylvania Business Corporation Law of 1933.

5. The association(s) entitled to the benefit of this Consent to Use Similar Name is (are): Professional Reimbursement Services, Inc., changing its name to Coordinated Health Services, Inc.

6. A check in this box: ___ indicates that the association executing this Consent to Use of Similar Name is the parent or prior affiliate of a group of associations using the same name with geographic or other designations, and that such association is authorized to and does hereby act on behalf of all such affiliated associations, including the following (see 19 Pa. Code
     Section 17.3(c)(6)): ______________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________


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

IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 1st day of June, 1992.

COORDINATED HEALTH SERVICES, LTD.
(Name of Association)


BY: /s/ William J. Steinberg
    ---------------------------------
    (Signature)

TITLE: President


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

                             STATEMENT OF CORRECTION
                              DSCB: 15-138 (Rev 90)

     In compliance with the requirements of 15 Pa.C.S. Section 138 (relating to statement of correction) the undersigned association or other person, desiring to correct an inaccurate record of corporate or other action or correct defective or erroneous execution of a document, hereby states that:

1. The name of the association or other person is: Professional Reimbursement Services Inc.

2. The (a) address of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  255 Horsham Center Drive Horsham PA 19044 Montgomery
          Number and Street City State Zip County

     (b)  c/o: __________________________________________________
          Name of Commercial Registered Office Provider County

     For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

3. The statute by or under which it was incorporated or the preceding filing was made, in the case of a filing that does not constitute a part of the articles of incorporation of a corporation, is: Business Corporation Law of 1988


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

4. The inaccuracy or defect, which appears in Department of State form DSCB:15-1306 filed on 11/13/91 and recorded as Entity No. 2061778 is:

     See Exhibit A attached.

5.   (Check one of the following):

[X] The portion of the document requiring correction in corrected form is set forth in Exhibit A attached hereto and made a part hereof.

[ ] The original document to which this statement relates shall be deemed reexecuted.

[ ] The original document to which this statement relates shall be deemed stricken from the records of the Department.

     IN TESTIMONY WHEREOF, the undersigned association or other person has caused this statement to be signed by a duly authorized officer thereof or otherwise in its name this 22nd day of November , 1991.

                                        PROFESSIONAL REIMBURSEMENT
                                        SERVICES, INC.
                                        (Name of Corporation)


                                        BY: /s/ Nancy P. Smith
                                            ------------------------------------
                                            Nancy P. Smith (Signature)

                                        TITLE: Incorporator

                                    EXHIBIT A

     The address of the corporation's registered office is:

     255 Business Center Drive, Philadelphia, PA 19044 Montgomery
Number & Street City State Zip County


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

                     ARTICLES OF INCORPORATION - FOR PROFIT

                DSCB: 15-1306/2102/2303/2702/2903/7102A (Rev 90)

Indicate type of domestic corporation (check one):

[X]  Business-stock (15 Pa.C.S.         [ ]  Management (15 Pa.C.S. Section
     Section 1306)                           2702)

[ ]  Business-nonstock (15 Pa.C.S.      [ ]  Professional (15 Pa.C.S. Section
     Section 2102)                           2903)

[ ]  Business-statutory close           [ ]  Cooperative (15 Pa.C.S. Section
     (15 Pa.C.S. Section 2303)               7102A)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

1.   The name of the corporation is: Professional Reimbursement Services, Inc.

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a)  255 Horsham Center Drive, Horsham PA 19044 Montgomery
          Number and Street City State Zip County

     (b)  c/o: ___________________________________________________
               Name of Commercial Registered Office Provider County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under tin provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 100 (other provisions, if any attach 8 1/2x 11 sheet)

5. The name and address, including street and number, if any, of each incorporator is:

     Name             Address
     ----             -------
     Nancy P. Smith   c/o Braemer Abelson & Hitchner, 1515 Market St., Phila., PA 19102

6.   The specified effective date, if any, is: ________________________________
                                               month day year hour, if any

7. Any additional provisions of the articles, if any, attach an 8 1/2x 11 sheet.

                             SEE SCHEDULE A ATTACHED

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any that would (illegible)?

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common board of membership among its members/shareholders is:

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 13th day of November, 1991.


/s/ Nancy P. Smith
-------------------------------------
(Signature)

                                   SCHEDULE A

7. A. The shareholders of the Corporation shall not be entitled to cumulate their votes for the election of directors.

     B. The initial director of the Corporation is as follows:

                           William J. Steinberg, M.D.


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

                        CONSENT TO APPROPRIATION OF NAME
                               DSCS: 17.2 (Rev 90)

     Pursuant to 19 Pa. Code Section 17.2 (relating to appropriation of the name of a senior corporation) the undersigned association, desiring to consent to the appropriation of its name by another association, hereby certifies that:

1. The name of the association executing this Consent of Appropriation of Name is: Professional Reimbursement Services, Inc.

2. The (a) address of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  255 Horsham Center Drive Horsham, PA 19044 Montgomery
          Name and Street City State Zip County

     (b)  c/o: ____________________________________________________________
          Name of Commercial Registered Office Provider County

     For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

3.   The date of its incorporation or other organization is: July 3, 1991

4.   The statute under which it was incorporated or otherwise organized is:
     Business Corporation Law of 1988

5.   The association is (check one):

     [ ]  About to change its name.

     [X]  About to cease to do business.

     [ ]  Being wound up.

     [ ]  About to withdraw from doing business in this Commonwealth.

6. The association(s) entitled to the benefit of this Consent to Appropriation of Name is (are): Professional Reimbursement Services, Inc.

     IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 11th day of November, 1991.


                                        BY: /s/ William Steinberg, M.D.
                                            ------------------------------------
                                            (Signature)

                                        TITLE: William J. Steinberg, M. D.,
                                               President


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